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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 17, 2004


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)





         MINNESOTA                      0-24993               41-1913991
(State or other jurisdiction       (Commission File         (IRS Employer
     of incorporation)                 Number)           Identification No.)



    130 CHESHIRE LANE, MINNETONKA, MINNESOTA                      55305
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1 Lakes Entertainment, Inc. Press Release dated March 17, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

     On March 17, 2004, Lakes Entertainment, Inc. issued a press release. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LAKES ENTERTAINMENT, INC.
                                            (Registrant)



Date: March 17, 2004                        By: /s/Timothy J. Cope
                                                -------------------------------
                                            Name: Timothy J. Cope
                                            Title: President and Chief Financial
                                                   Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

99.1                    Press Release dated March 17, 2004.